DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware Emerging Markets Fund

Supplement to the Fund's
Class A * Class B * Class C * Class R
Prospectus dated March 30, 2005

Effective at the close of business on August 25, 2005, the Fund will be closed to all new investors. If you are a shareholder of record at that time, you will be able to continue to add to your existing account through new purchases, including purchases through reinvestment of dividends or capital gains distributions, and exchanges. In addition, existing retirement plans will be able to add new participants and existing participants in such plans will be able to add to their accounts. Please also keep in mind that if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account. The 12b-1 fee for Class A shares of the Fund will be capped at 0.25% for the duration of the closure. The Fund reserves the right to modify this policy at any time.

If you are not a shareholder as of the date of this Supplement, to be considered a shareholder of record prior to the Fund's closure, you must establish an account in good order by completing all required paperwork (as described in the Fund's Prospectus) and having the required funds in the account by the close of business on August 25, 2005.

The Fund reserves the right to modify this policy at any time.

The following chart replaces the information for annual fund operating expenses of Class A shares in the Profile section of the Fund's Prospectus titled "What are Delaware Emerging Markets Fund's fees and expenses?" on page 7:

Annual fund operating expenses are deducted from the Fund's assets.	CLASS	A
	Management fees	1.25%
	Distribution and service (12b-1) fees	0.30%
	Other expenses[5]	0.54%
	Total operating expenses	2.09%
	Fee waivers and payments[6]	(0.05%)
	Net expenses	2.04%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.[7] This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS	A
1 year	$770
3 years	$1,188
5 years	$1,630
10 years	$2,853

  Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.
  Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Fund's distributor has contracted to waive the Class A shares 12b-1 fee until the Fund reopens to new investors.

7 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with investment management expense and distribution waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

The following paragraph is added after the first paragraph at the top of page 29 under "How to buy shares (continued):"

Delaware Emerging Markets Fund is presently closed to new investors. Existing shareholders of the Fund, which includes participants of retirement plans that have the Fund on their investment platform, may continue to purchase shares.

This supplement is dated August 18, 2005.

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware Emerging Markets Fund

Supplement to the Fund's
Institutional Class Prospectus
dated March 30, 2005

Effective at the close of business on August 25, 2005, the Fund will be closed to all new investors. If you are a shareholder of record at that time, you will be able to continue to add to your existing account through new purchases, including purchases through reinvestment of dividends or capital gains distributions, and exchanges. In addition, existing retirement plans will be able to add new participants and existing participants in such plans will be able to add to their accounts. Please also keep in mind that if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account. The Fund reserves the right to modify this policy at any time.

If you are not a shareholder as of the date of this Supplement, to be considered a shareholder of record prior to the Fund's closure, you must establish an account in good order by completing all required paperwork (as described in the Fund's Prospectus) and having the required funds in the account by the close of business on August 25, 2005.

The Fund reserves the right to modify this policy at any time.

The following paragraph is added after the last paragraph at the bottom of page 25 under "How to buy shares:"

Delaware Emerging Markets Fund is presently closed to new investors. Existing shareholders of the Fund, which includes participants of retirement plans that have the Fund on their investment platform, may continue to purchase shares.

This supplement is dated August 18, 2005.